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                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF NEVADA

NUMBER                        CENTRAXX                      SHARES
Sample                                                      Sample
                                                             Void
                                                       CUSIP NO. 15626B 10 7

                                 CENTRAXX, INC.

         200,000,000 AUTHORIZED SHARES  $.001 PAR VALUE  NON-ASSESSABLE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

     Shares of                     CENTRAXX, INC.                  Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                            COUNTERSIGNED AND REGISTERED
                                   PACIFIC STOCK TRANSFER
                                    P.O. Box 93385, Las Vegas, Nevada 89193-3385

                                  By                       AUTHORIZED SIGNATURE

[SIG]                         [SEAL]                       [SIG]
SECRETARY                                                  DIRECTOR

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - ____________________ Custodian ____________________
                             (Cust.)                        (Minor)
                             under Uniform Gifts to Minors
                             Act _______________________________________________
                                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

________________________________________________________________________________
NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS
        CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.